[GRAPHIC OMITTED]
GRAPHIC OF FLAGS OMITTED

                         THE GABELLI GLOBAL GROWTH FUND

                              FIRST QUARTER REPORT

                                 MARCH 31, 2002

TO OUR SHAREHOLDERS,

      During the first quarter of 2002, equity markets continued their recovery from the September 2001 low. The advance in the fourth quarter of 2001 has largely been led by technology stocks, but in the past three months these stocks generally did not contribute to the market gains. For example, the Nasdaq Composite Index fell by 5.39% and the heavily technology-weighted markets such as Finland and Sweden also declined.

      The best performers among global markets were concentrated in Southeast Asia. These markets tend to do well when the outlook for the U.S. economy improves. At the beginning of the year, a widespread belief developed among investors that the U.S. economy would snap back and show robust growth after a short, shallow recession. Korea appreciated by about 30% and Taiwan rose by a more modest 9%. Mexico, another beneficiary of an improved U.S. economic outlook, rallied 17%.

      The Japanese market, which did not participate in the fourth quarter rally, managed a small positive return during the first three months of the year. The Topix Index rose by 2.1%. Hong Kong, gripped by continued deflationary forces, declined by 2.2% while Australia returned 4.3%.

      European markets managed a small gain in the quarter. The Dow Jones Stoxx Index appreciated by 1%. Better performers included Germany, the Netherlands and Switzerland. The laggards outside Scandinavia included France, which was flat, and Ireland, which fell by over 10%. Ireland is a small market dominated by a few large companies, two of which suffered badly. One company, Allied Irish Bank, lost over half a billion dollars over a few years, as a U.S. based foreign exchange trader made a series of unauthorized trades which went unnoticed.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

                                                                     Quarter
                                                    --------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                    ---         ---         ---        ---           ----
  2002:   Net Asset Value ...................     $15.38         --         --          --              --
          Total Return ......................      (0.5)%        --         --          --              --
-------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ...................     $18.10      $18.21      $13.87       $15.45        $15.45
          Total Return ......................     (11.1)%       0.6%      (23.8)%       11.4%        (24.2)%
-------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ...................     $36.37      $31.46      $27.80       $20.37        $20.37
          Total Return ......................       3.4%      (13.5)%     (11.6)%      (20.9)%       (37.5)%
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ...................     $20.33      $23.52      $24.91       $35.17        $35.17
          Total Return ......................      19.7%       15.7%        5.9%        47.4%        116.1%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...................     $16.45      $17.39      $15.17       $16.99        $16.99
          Total Return ......................      15.2%        5.7%      (12.8)%       21.4%         28.9%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...................     $11.79      $13.72      $15.02       $14.28        $14.28
          Total Return ......................       0.3%       16.4%        9.5%        10.9%         41.7%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...................     $12.57      $13.40      $13.22       $11.75        $11.75
          Total Return ......................       7.3%        6.6%       (1.3)%       (0.3)%        12.5%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...................     $10.62      $11.28      $12.30       $11.72        $11.72
          Total Return ......................       3.6%        6.2%        9.0%        (1.8)%        17.9%
-------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...................      $9.90       $9.97      $10.54       $10.25        $10.25
          Total Return ......................      (1.0)%(b)    0.7%        5.7%        (2.8)%         2.5%(b)
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                                              -------------------------------------------------

                                                                                                   SINCE
                                               QUARTER     1 YEAR       3 YEAR       5 YEAR     INCEPTION (B)
                                               -------     ------       ------       ------     -------------
   Gabelli Global Growth Fund
     Class AAA .............................   (0.45)%   (15.03)%      (5.19)%      13.17%        12.08%
   MSCI AC World Free Index ................    1.09%     (2.94)%      (3.72)%       5.20%         6.97%
   Lipper Global Fund Average ..............    0.66%     (3.32)%       0.25%        5.86%         7.17%
-------------------------------------------------------------------------------------------------------------

(a) Past performance does not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International
(MSCI) AC World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

(b) From commencement of investment operations on February 7, 1994.

--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

STRATEGY REVIEW

      The Gabelli Global Growth Fund (the "Fund") was formed to take advantage of the exceptional investment opportunities that are evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      The overriding investment theme that seemed to dominate equity markets during the first quarter was the strength of the economic recovery. This recovery, having started in the U.S., is expected to spread to her trading partners.

      Looking at the Gross Domestic Product ("GDP") numbers, it appears that the recession in the U.S. was short and shallow. Impressive first and perhaps second quarter GDP growth appears to be "in the bag" - largely the result of the lift in manufacturing schedules from the absence of "the inventory drag" in output. However, looking farther ahead, there are marked differences of opinion on how strong the nascent economic recovery will be. The optimists expect business investment, especially information technology capital spending, to rebound in the second half, providing "legs" to the consumer-led recovery. The pessimists contend that with the consumer having spent freely throughout the modest and short-lived recession, end demand will not be impressive enough to inspire corporations to invest more in their businesses. Consequently, they anticipate an anemic recovery at best, and if consumer spending lags, perhaps even a double-dip recession.

      Recent stock market price action suggests that investors remain skeptical as to the strength of the recovery. Concerns center around the ability and willingness of corporate America to begin to spend again. And this, in turn, depends heavily on corporate profits. On the plus side, the consumer remains in good spirits, the housing market is booming, and inflation is low and falling. In this environment, the Federal Reserve Board ("Fed") is likely to err on the side of maintaining interest rates at a low level until more evidence of a sustained recovery appears. In the background is the issue of the level of the dollar. The U.S. needs inflows of $1.5 billion a day to finance its current account deficit. So foreign confidence needs to be maintained, yet many U.S. industrialists are starting to squeal about the painful side effects

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/02

United States     54.8
Europe            21.8
Japan             10.4
Canada             4.8
Asia/Pacific Rim   4.0
Latin America      2.5
South Africa       1.7
of a strong dollar on U.S. industrial competitiveness. Should the dollar weaken, inflationary expectations may rise and the Fed will be under some pressure to raise rates.

      In contrast to the Fed, the European Central Bank ("ECB") has adopted a more hawkish stance. This is probably because inflation is a little bit stickier in Europe than in the U.S. The ECB is now less confident that inflation will fall below 2% in the coming months and believes risks to price stability lie more on the upside than on the downside. The ECB is concerned because of the strong Purchasing Managers Index report for April, which also contained a large jump in the "prices paid" component. It is possible that interest rates could rise in Euroland from their current 3.25% before the Fed raises U.S. short-term rates. The United Kingdom is probably the best performing of the larger European economies. The consumer remains confident as the country is in the grip of a housing boom.

      There was a huge collective sigh of relief in early April emanating from Japan as the fiscal year came to a close without a financial meltdown. Indeed, a decent rally in the stock market in March helped shore up year-end balance sheets. We believe Japan presents an interesting investment opportunity. There are many world-class manufacturing companies that are attractively priced ranked on a global basis, as well as domestic companies that will benefit from restructuring and improved demand. There are signs that the Japanese economy is undergoing a mild cyclical recovery. Of course, structural reform remains a necessity. The banking problem is not yet fixed and there remains overcapacity. Through higher demand and the reduction of capacity, Japanese corporate profitability must be improved. Increasingly, we see evidence that this challenge is being met.

INVESTMENT SCORECARD

      In contrast to the fourth quarter, when economically sensitive stocks performed well, performance in the first quarter could not be similarly categorized. Stock specific news rather than sector movements dominated during the quarter. For example, two of our broadcasting holdings, ProSeiben in Germany and Nippon Broadcasting in Japan, rose by 72% and 21%, respectively. Against that, other media companies that the Fund holds, notably PRIMEDIA and Vivendi, declined by 27% and 29%, respectively. ProSeiben benefited from a clarification as to its ownership structure, while Vivendi was punished by investors who became concerned about their debt levels, strategy and corporate governance. We believe Vivendi is attractive at current levels.

      Other winners during the quarter were Ticketmaster (+80%), a large ticket retailer, THK (+30%), a linear motion device manufacturer, and Irish Life (+24%), an insurance and financial services company. Besides PRIMEDIA and Vivendi, Vodafone, Nintendo, Sanofi-Synthelabo and AT&T Wireless all performed poorly. Telephone companies around the world were clobbered during the quarter. Nintendo suffered from some profit-taking after a strong performance. We believe that company will continue to do well, and that sales of GameBoy Advance and GameCube will not disappoint. Sanofi-Synthelabo is the fastest growing major pharmaceutical company in Europe. In a nervous environment, stocks which trade at a high multiple of earnings can suffer multiple contractions, even though the company continues to report superior earnings growth. In Sanofi-Synthelabo's case, we expect earnings growth of at least 25% over the next few years.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2002.

BANK OF IRELAND (BKIR.L - $11.12 - LONDON STOCK EXCHANGE; BKIR.I - $10.83 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

DIAGEO PLC (DGE.LN - $13.11 - LONDON STOCK EXCHANGE) is one of the world's leading consumer goods companies with operations in food, alcoholic beverages and fast food restaurants. It was formed in December 1997 through the merger of GrandMet and Guinness. Diageo owns Burger King restaurants and markets food products under the Pillsbury, Haagen Dazs and Green Giant brand names. The company's drink brands include Smirnoff, Johnnie Walker, J&B, Gordon's, Malibu, Baileys, Guinness and Tanqueray. The company recently agreed to acquire Seagram's drinks businesses, and in the future will focus its attention on its beverage activities. The company plans to divest Burger King and has agreed to merge Pillsbury into a larger food company.

GLAXOSMITHKLINE PLC (GSK.L - $23.55 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection, but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort, and Glaxo remains on track to bring significant new medicines to the market during the next few years. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed in December 2000 and synergy benefits are now flowing to the bottom line.

GRUPO TELEVISA SA (TV - $48.51 - NYSE) headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. Televisa has interests in television production and broadcasting, programming for pay television, direct-to-home (DTH) satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $42.00 - NYSE), a Spanish-language television broadcaster in the U.S. in which Televisa has as a 15% fully diluted equity stake.

HARMONY GOLD MINING CO. LTD. (HARJ.J - $11.21 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $11.30 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

NOVARTIS AG (NOVN.S - $39.33 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

RGS ENERGY GROUP INC. (RGS - $39.25 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February 2001, RGS agreed to be acquired by Energy East (EAS - $21.75 - NYSE), its upstate neighbor. The acquisition is expected to close shortly. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox (XRX - $10.75 - NYSE) and Eastman Kodak (EK - $31.17 - NYSE). Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

ROCHE HOLDING AG (ROCZG.S - $77.74 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately 60% of sales, diagnostics roughly 19%, vitamins and fine chemicals comprise approximately 15% and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

SCRIPPS (E. W.) CO. (SSP - $82.12 - NYSE), headquartered in Cincinnati, Ohio, is a diversified media company with operations throughout the U.S. combining traditional and new media. The company is the tenth largest newspaper publisher in the U.S. with 21 daily newspapers. Scripps also has 10 television stations, reaching one in every ten homes in America. Additionally, Scripps Networks includes four national cable networks: Home & Garden Television, Food Network, Do It Yourself, and Fine Living. Lastly, the company has a global licensing and syndication business which syndicates more than 150 comic strips and editorial features, including PEANUTS and DILBERT. Scripps is focused on growing and strengthening its cable television business.

TELEPHONE & DATA SYSTEMS INC. (TDS - $88.25 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81%-owned United States Cellular (USM - $41.00 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $14.98 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at almost $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

TICKETMASTER (TMCS - $29.58 - NASDAQ) is a publicly traded subsidiary of USA Networks (USAI - $31.77 - Nasdaq) that dominates the online and offline ticketing market in the United States. The company also operates USA's local city guide business on the Internet and the match.com website, which is the number one destination for personal ads on the Internet.

VIVENDI UNIVERSAL (V - $38.50 - NYSE) Vivendi owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments. The firm recently announced two large deals. First, Vivendi has invested $1.5 billion in Echostar Communications (DISH - $28.32 - Nasdaq) and will launch several new channels on Echostar's DISH Direct Broadcast Satellite ("DBS") network. Second, it will acquire the filmed entertainment and cable channel business of USA Networks (USAI - $31.77 - Nasdaq). Vivendi has now locked in U.S. distribution for its massive content libraries at Universal and at France's Canal Plus.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                        WHEN
                         ---                        ----
      Special Chats:     Mario J. Gabelli           First Monday of each month
                         Howard Ward                First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         MAY                                  JUNE                            JULY
                         ---                                  ----                            ----
      1st Wednesday      Ivan Arteaga                         Henry Van der Eb                Ivan Arteaga
      2nd Wednesday      Charles Minter & Martin Weiner       Caesar Bryan                    Caesar Bryan
      3rd Wednesday      Walter Walsh & Laura Linehan         Ivan Arteaga                    Lynda Calkin
      4th Wednesday      Hart Woodson                         Barbara Marcin                  Henry Van der Eb
      5th Wednesday      Barbara Marcin                                                       Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

     Global economies are recovering, but the strength of the recovery may disappoint the market. Many sectors will continue to suffer from overcapacity and severe competition. We do expect a rebound in corporate profitability, but this is based more on cost cutting than revenue growth. Of course, should there be a more robust recovery, with a sharply higher level of corporate fixed investment, profit growth could be explosive. But at this point, that scenario is a little too rosy to reasonably expect. On the plus side, equity valuations are now much more interesting, and many excellent companies are trading at reasonable valuations. This is a level from which we hope to achieve reasonable gains over the next year.

--------------------------------------------------------------------------------
                           SELECTED HOLDINGS
                             MARCH 31, 2002

    Bank of Ireland                     Novartis AG
    Diageo plc                          Roche Holding AG
    GlaxoSmithKline plc                 Scripps (E. W.) Co.
    Grupo Televisa SA                   Ticketmaster
    Harmony Gold Mining Co. Ltd.        Vivendi Universal SA
--------------------------------------------------------------------------------

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                   Sincerely,


            /S/Marc Gabelli                             /S/Caesar Bryan
            MARC GABELLI                                CAESAR BRYAN
            Team Portfolio Manager                      Team Portfolio Manager

            /S/Hart Woodson                             /S/Ivan Arteage
            A. HARTSWELL WOODSON, III                   IVAN ARTEAGA, CFA
            Team Portfolio Manager                      Team Portfolio Manager

May 6, 2002

--------------------------------------------------------------------------------
                  Average Annual Returns -- March 31, 2002 (a)
                  --------------------------------------------

                                   CLASS AAA SHARES       CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
                                   ----------------       --------------        --------------       ---------------
  1 Year ........................       (15.03)%             (15.02)%              (15.70)%             (15.70)%
                                                             (19.89)%(c)           (20.34)%(d)          (16.63)%(d)
  5 Year ........................        13.17%               13.19%                12.90%               12.83%
                                                              11.85%(c)             12.72%(d)            12.83%(d)
  Life of Fund (b) ..............        12.08%               12.08%                11.91%               11.87%
                                                              11.27%(c)             11.91%(d)            11.87%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 2, 2000, May 5, 2000 and March 12, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 7, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                         MARKET
 SHARES                                                                  VALUE
 ------                                                               ----------

             COMMON STOCKS -- 94.2%

             ADVERTISING -- 0.3%
     37,000  CMGI Inc.+ ........................................      $   49,950
     49,712  JC Decaux SA+ .....................................         576,801
                                                                      ----------
                                                                         626,751
                                                                      ----------
             AEROSPACE -- 0.5%
     25,086  BAE Systems plc ...................................         119,671
     14,550  Lockheed Martin Corp. .............................         837,789
                                                                      ----------
                                                                         957,460
                                                                      ----------
             AGRICULTURE -- 1.0%
    134,925  Archer-Daniels-Midland Co. ........................       1,879,505
                                                                      ----------
             AUTOMOTIVE -- 2.5%
    100,275  Delphi Corp. ......................................       1,603,397
    109,188  Toyota Motor Corp. ................................       3,147,079
                                                                      ----------
                                                                       4,750,476
                                                                      ----------
             BROADCASTING -- 6.2%
     52,200  Ackerley Group Inc.+ ..............................         932,292
      8,284  Acme Communications Inc.+ .........................          85,657
      5,180  Beasley Broadcast Group Inc., Cl. A+ ..............          77,234
     78,016  Cumulus Media Inc., Cl. A+ ........................       1,396,486
      2,447  Fisher Communications Inc. ........................         111,363
     24,471  Granite Broadcasting Corp.+ .......................          51,389
        833  Gray Communications Systems Inc., Cl. B ...........          12,070
    112,000  Nippon Broadcasting System Inc. ...................       3,608,404
     86,661  NRJ Group .........................................       1,881,749
    100,000  On Command Corp.+ .................................         455,000
     12,236  Paxson Communications Corp.+ ......................         134,107
        500  Reuters Group plc .................................           3,856
      9,256  SBS Broadcasting SA+ ..............................         175,401
     54,659  Sinclair Broadcast Group Inc.+ ....................         740,629
     81,082  Young Broadcasting Inc., Cl. A+ ...................       2,026,239
                                                                      ----------
                                                                      11,691,876
                                                                      ----------
             BUILDING AND CONSTRUCTION -- 0.3%
     21,974  Fomento de Construcciones
               y Contratas SA ..................................         530,626
                                                                      ----------
             BUSINESS SERVICES -- 2.0%
    191,231  Cendant Corp.+ ....................................       3,671,635
     21,873  Interep National Radio Sales Inc., Cl. A+ .........          72,400
                                                                      ----------
                                                                       3,744,035
                                                                      ----------
             CABLE -- 3.2%
      8,045  Adelphia Communications Corp., Cl. A+ .............         119,870
    114,089  Cablevision Systems Corp., Cl. A+ .................       3,879,026
      8,727  Charter Communications Inc., Cl. A+ ...............          98,528
     75,641  Rainbow Media Group+ ..............................       1,866,820
                                                                      ----------
                                                                       5,964,244
                                                                      ----------

                                                                         MARKET
 SHARES                                                                  VALUE
 ------                                                               ----------
             COMMUNICATIONS EQUIPMENT -- 3.0%
    254,425  Furukawa Electric Co. Ltd. ........................      $1,234,355
     25,575  L-3 Communications Holdings Inc.+ .................       2,864,400
    325,828  Lucent Technologies Inc. ..........................       1,541,166
                                                                      ----------
                                                                       5,639,921
                                                                      ----------
             COMPUTER SOFTWARE AND SERVICES -- 1.7%
     44,049  Compaq Computer Corp. .............................         460,312
    205,000  Diversinet Corp. Units ............................         123,000
     26,000  EMC Corp.+ ........................................         309,920
     16,800  ManTech International Corp., Cl. A+ ...............         312,480
    118,894  Oracle Corp.+ .....................................       1,521,843
     56,283  Terra Networks SA+ ................................         441,909
                                                                      ----------
                                                                       3,169,464
                                                                      ----------
             CONSUMER PRODUCTS -- 2.6%
     12,136  Altadis SA ........................................         222,864
     34,000  Callaway Golf Co. .................................         654,500
     13,675  Henkel KGaA .......................................         844,048
    143,934  Marzotto SpA ......................................       1,260,696
     29,367  Mattel Inc. .......................................         612,008
      7,000  Nintendo Co. Ltd. .................................       1,029,916
      2,643  Swatch Group AG, Cl. B ............................         269,123
                                                                      ----------
                                                                       4,893,155
                                                                      ----------
             CONSUMER SERVICES -- 8.7%
    550,000  Ticketmaster, Cl. B+ ..............................      16,269,000
                                                                      ----------
             DIVERSIFIED INDUSTRIAL -- 1.8%
     70,368  Autostrade SpA ....................................         534,081
      4,883  Eiffage SA ........................................         362,731
    371,000  Finmeccanica SpA+ .................................         325,277
      5,237  Groupe Bruxelles Lambert SA .......................         291,257
     44,100  Honeywell International Inc. ......................       1,687,707
     20,458  Six Continents plc ................................         217,619
                                                                      ----------
                                                                       3,418,672
                                                                      ----------
             EDUCATIONAL SERVICES -- 0.4%
     30,100  Benesse Corp. .....................................         688,142
                                                                      ----------
             ELECTRONICS -- 4.1%
      1,600  Murata Manufacturing Co. Ltd. .....................         102,614
     43,000  Nikon Corp. .......................................         459,735
     18,570  Samsung Electronics Co. Ltd. ......................       5,003,033
      7,275  Sony Corp. ........................................         378,200
     36,000  Texas Instruments Inc. ............................       1,191,600
    118,000  Toshiba Corp. .....................................         494,134
                                                                      ----------
                                                                       7,629,316
                                                                      ----------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                         MARKET
 SHARES                                                                  VALUE
 ------                                                               ----------
             COMMON STOCKS -- (CONTINUED)
             ENERGY AND UTILITIES -- 6.9%
     73,780  BP plc+ ...........................................      $  656,648
     27,272  Cinergy Corp. .....................................         974,974
      3,427  CMS Energy Corp. ..................................          77,553
     27,272  Constellation Energy Group Inc. ...................         841,341
     60,000  Devon Energy Corp. ................................       2,896,200
     27,272  DPL Inc. ..........................................         696,800
        351  Duke Energy Corp. .................................          13,282
     17,130  El Paso Corp. .....................................         754,234
     60,900  Eni SpA ...........................................         892,564
     15,470  Equitable Resources Inc. ..........................         538,511
     32,938  National Grid Group plc ...........................         217,284
      9,775  Petroleum Geo-Services ASA, ADR+ ..................          63,635
     24,807  PPL Corp. .........................................         982,605
     27,272  RGS Energy Group Inc. .............................       1,070,426
     79,925  Stolt Offshore SA+ ................................         651,587
      5,400  Total Fina Elf SA .................................         833,835
     34,260  Williams Companies Inc. ...........................         807,166
                                                                      ----------
                                                                      12,968,645
                                                                      ----------
             ENTERTAINMENT -- 10.1%
     43,260  AOL Time Warner Inc.+ .............................       1,023,099
     16,630  Crown Media Holdings Inc., Cl. A+ .................         206,212
    106,000  EMI Group plc .....................................         547,177
    148,000  Fox Kids Europe NV+ ...............................       1,517,095
     34,500  Gemstar-TV Guide International Inc.+ ..............         510,255
     61,082  Grupo Televisa SA, ADR+ ...........................       2,963,088
        560  Hudson Soft Co, Ltd. ..............................           3,845
    250,875  Liberty Media Corp., Cl. A+ .......................       3,171,060
    150,000  Publishing & Broadcasting Ltd. ....................         796,538
     85,303  Rank Group plc ....................................         355,915
    100,000  Shaw Brothers (Hong Kong) Ltd. ....................          96,157
    490,000  SMG plc ...........................................         945,474
     62,500  USA Networks Inc.+ ................................       1,985,625
      2,447  Viacom Inc., Cl. A+ ...............................         118,924
     40,000  Viacom Inc., Cl. B+ ...............................       1,934,800
     52,250  Vivendi Universal SA ..............................       2,032,074
     20,611  Vivendi Universal SA, ADR .........................         793,523
                                                                      ----------
                                                                      19,000,861
                                                                      ----------
             ENVIRONMENTAL SERVICES -- 0.4%
     27,355  Waste Management Inc. .............................         745,424
                                                                      ----------
             EQUIPMENT AND SUPPLIES -- 0.8%
      6,901  Neopost SA+ .......................................         234,795
        978  Tennant Co. .......................................          40,998
     62,150  THK Co. Ltd. ......................................       1,181,710
                                                                      ----------
                                                                       1,457,503
                                                                      ----------

                                                                         MARKET
 SHARES                                                                  VALUE
 ------                                                               ----------
             FINANCIAL SERVICES -- 3.6%
      4,700  Assurances Generales de France ....................      $  231,254
    270,275  Banca Monte dei Paschi di Siena SpA ...............         792,243
     29,039  Bank of Ireland, Ireland ..........................         314,388
    161,375  Bank of Ireland, London ...........................       1,794,980
      4,400  Converium Holding AG+ .............................         224,996
     58,164  Irish Life & Permanent plc, Dublin ................         733,221
     88,634  Legal & General Group plc .........................         203,839
    364,224  Nikko Cordial Corp. ...............................       1,607,658
     12,136  RAS SpA ...........................................         158,811
      1,942  Swiss Re ..........................................         178,691
     29,800  Travelers Property Casualty Corp.+ ................         596,000
                                                                      ----------
                                                                       6,836,081
                                                                      ----------
             FOOD AND BEVERAGE -- 2.3%
     48,828  Autogrill SpA .....................................         537,578
     19,000  Beghin-Say+ .......................................         751,699
     41,125  Coca-Cola Femsa SA, ADR ...........................       1,121,067
        490  Constellation Brands Inc.+ ........................          26,930
     25,366  Diageo plc ........................................         331,596
      4,894  Fleming Companies Inc. ............................         109,626
      3,947  Hain Celestial Group Inc.+ ........................          87,821
      1,957  Heinz (H.J.) Co. ..................................          81,215
        979  Nestle SA .........................................         217,709
     72,533  Parmalat Finanziaria SpA ..........................         232,861
     35,550  Pepsi Bottling Group Inc. .........................         919,679
                                                                      ----------
                                                                       4,417,781
                                                                      ----------
             HEALTH CARE -- 4.4%
      4,062  Altana AG .........................................         218,821
     24,375  Bayer AG+ .........................................         826,131
      6,402  Boiron SA .........................................         474,452
     29,365  Caremark Rx Inc.+ .................................         572,618
     35,000  GlaxoSmithKline plc ...............................         824,362
     49,700  Novartis AG .......................................       1,954,831
     17,286  Pliva dd, Reg S, GDR ..............................         247,190
      6,200  Roche Holding AG ..................................         482,010
      2,383  Sanofi-Synthelabo SA ..............................         153,008
      6,363  Stada Arzneimittel AG .............................         219,266
     36,749  Takeda Chemical Industries Ltd. ...................       1,488,981
     10,253  UCB SA ............................................         398,038
      4,895  Wyeth .............................................         321,357
                                                                      ----------
                                                                       8,181,065
                                                                      ----------
             HOTELS AND GAMING -- 0.2%
     95,726  Hilton Group plc ..................................         339,766
                                                                      ----------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                         MARKET
 SHARES                                                                  VALUE
 ------                                                               ----------
             COMMON STOCKS -- (CONTINUED)

             METALS AND MINING -- 5.2%
     12,295  Agnico-Eagle Mines Ltd., New York .................      $  164,138
     26,918  Agnico-Eagle Mines Ltd., Toronto ..................         357,516
     14,742  Anglogold Ltd., ADR ...............................         371,204
    171,313  AurionGold Ltd. ...................................         279,772
     24,666  Barrick Gold Corp. ................................         457,801
     14,684  Compania de Minas Buenaventura
               SA, ADR .........................................         396,615
    122,362  Durban Roodepoort Deep Ltd., ADR+ .................         438,056
     29,404  Freeport-McMoRan Copper & Gold Inc.,
               Cl. B+ ..........................................         518,098
     88,484  Glamis Gold Ltd.+ .................................         460,326
     71,026  Gold Fields Ltd., ADR .............................         740,091
     24,472  Goldcorp Inc. .....................................         425,652
     89,375  Harmony Gold Mining Co. Ltd. ......................       1,001,879
     58,733  Harmony Gold Mining Co. Ltd., ADR .................         663,683
     85,842  IAM Gold Corp. ....................................         309,378
     49,329  Ivanhoe Mines Ltd.+ ...............................          99,868
    490,225  Lihir Gold Ltd.+ ..................................         402,910
     24,474  Meridian Gold Inc.+ ...............................         355,118
     24,473  Newmont Mining Corp. Holding Co. ..................         677,657
      1,469  Peabody Energy Corp. ..............................          42,528
     22,026  Placer Dome Inc. ..................................         269,819
     38,525  Pohang Iron & Steel Co. Ltd., ADR .................       1,007,429
     73,614  Repadre Capital Corp.+ ............................         286,071
                                                                      ----------
                                                                       9,725,609
                                                                      ----------
             PUBLISHING -- 1.9%
      3,915  Belo Corp., Cl. A .................................          91,024
    516,425  Independent News & Media plc, Dublin ..............         991,158
      2,155  Knight-Ridder Inc. ................................         148,027
    213,700  PRIMEDIA Inc.+ ....................................         677,429
      1,958  Scripps (E.W.) Co., Cl. A .........................         160,791
      1,469  Tribune Co. .......................................          66,781
    112,938  United Business Media plc .........................         982,643
        245  Washington Post Co., Cl. B ........................         148,722
     12,920  Wolters Kluwer NV+ ................................         270,512
                                                                      ----------
                                                                       3,537,087
                                                                      ----------
             RETAIL -- 2.1%
     64,975  Blockbuster Inc., Cl. A ...........................       1,524,963
     29,200  Coach Inc.+ .......................................       1,480,732
     25,550  Ross Stores Inc. ..................................         966,557
                                                                      ----------
                                                                       3,972,252
                                                                      ----------
             SATELLITE -- 0.4%
     11,920  General Motors Corp., Cl. H+ ......................         196,084
    299,700  Loral Space & Communications Ltd.+ ................         644,355
                                                                      ----------
                                                                         840,439
                                                                      ----------
                                                                         MARKET
 SHARES                                                                  VALUE
 ------                                                               ----------
             TELECOMMUNICATIONS: BROADBAND -- 0.0%
    134,000  United Pan-Europe Communications
               NV, Cl. A+ ......................................      $   19,873
                                                                      ----------
             TELECOMMUNICATIONS: LOCAL -- 3.0%
      4,770  ALLTEL Corp. ......................................         264,974
     45,600  AT&T Canada Inc.+ .................................       1,226,152
     61,700  AT&T Canada Inc., Cl. B+ ..........................       1,661,581
      4,768  CenturyTel Inc. ...................................         162,112
      3,547  Citizens Communications Co.+ ......................          38,130
    116,800  Rogers Communications Inc., Cl. B+ ................       1,595,958
    142,666  Sonera Oyj ........................................         708,184
                                                                      ----------
                                                                       5,657,091
                                                                      ----------
             TELECOMMUNICATIONS: LONG DISTANCE -- 3.6%
    135,000  AT&T Corp. ........................................       2,119,500
    147,089  BT Group plc+ .....................................         586,479
        970  KDDI Corp. ........................................       2,481,080
     48,942  Qwest Communications International Inc. ...........         402,303
     54,472  Sprint Corp. - FON Group ..........................         832,877
     60,000  WorldCom Inc. - MCI Group .........................         354,600
                                                                      ----------
                                                                       6,776,839
                                                                      ----------
             TELECOMMUNICATIONS: NATIONAL -- 2.6%
    276,769  Broadwing Inc.+ ...................................       1,934,615
     29,365  Hellenic Telecommunications
               Organization SA .................................         426,282
    106,295  KPN NV+ ...........................................         544,332
     27,652  Portugal Telecom SA ...............................         205,773
     14,683  TDC A/S ...........................................         472,137
     71,027  Telecom Italia SpA ................................         584,936
     41,943  Telecom Italia SpA, RNC ...........................         230,522
      2,223  Telefonica SA+ ....................................          24,921
     59,709  Telekom Austria AG+ ...............................         487,040
      4,893  WorldCom Inc. - WorldCom Group+ ...................          32,979
                                                                      ----------
                                                                       4,943,537
                                                                      ----------
             WIRELESS COMMUNICATIONS -- 8.4%
    173,740  AT&T Wireless Services Inc.+ ......................       1,554,973
    167,200  Centennial Communications Corp.+ ..................         601,920
     14,437  Dobson Communications Corp., Cl. A+ ...............          45,476
    290,225  Filtronic plc .....................................       1,673,802
    134,409  Leap Wireless International Inc.+ .................       1,131,724
    477,234  mm02 plc+ .........................................         463,819
    211,597  Nextel Communications Inc., Cl. A+ ................       1,138,392
        125  NTT DoCoMo Inc. ...................................         339,533
        500  NTT DoCoMo Inc. - W/I+ ............................       1,354,359
     18,100  Rogers Wireless Communications Inc.+ ..............         205,343
     92,100  Rogers Wireless Communications Inc.,
               Cl. B+ ..........................................       1,049,940
     42,194  Rural Cellular Corp., Cl. A+ ......................         189,029

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
 SHARES                                                               VALUE
 ------                                                            ------------
             COMMON STOCKS -- (CONTINUED)
             WIRELESS COMMUNICATIONS -- (CONTINUED)
      5,825  Telemig Celular Participacoes SA, ADR .............   $    165,430
     31,613  Telephone & Data Systems Inc. .....................      2,789,847
     33,491  United States Cellular Corp.+ .....................      1,373,131
    604,175  Vodafone Group plc ................................      1,116,309
     56,773  Vodafone Telecel-Comunicacoes
               Pessoais SA+ ....................................        424,954
     14,501  Western Wireless Corp., Cl. A+ ....................        126,739
                                                                   ------------
                                                                     15,744,720
                                                                   ------------
             TOTAL COMMON STOCKS                                    177,017,216
                                                                   ------------
             PREFERRED STOCKS -- 0.5%
             BUSINESS SERVICES -- 0.0%
     34,000  MindArrow Systems Inc., Pfd.,
               Ser. C, +(a) ....................................         36,040
                                                                   ------------
             ENERGY AND UTILITIES -- 0.2%
     10,825  Mirant Trust I,
               6.250% Cv. Pfd. .................................        424,340
                                                                   ------------
             ENTERTAINMENT -- 0.1%
     14,800  ProSieben Sat.1 Media AG, Pfd., ...................        129,243
                                                                   ------------
             TELECOMMUNICATIONS -- 0.2%
      3,096  Broadwing Inc.,
               6.750% Cv. Pfd., Ser. B .........................        100,930
      4,000  TDS Capital I,
               8.500% Pfd. .....................................        100,160
      4,000  TDS Capital II,
               8.040% Pfd. .....................................         98,800
                                                                   ------------
                                                                        299,890
                                                                   ------------
             TOTAL PREFERRED STOCKS ............................        889,513
                                                                   ------------
             RIGHTS -- 0.0%
             TELECOMMUNICATIONS -- 0.0%
      2,223  Telefonica SA+ Rights .............................            504
                                                                   ------------
             CORPORATE BONDS -- 0.0%
             ENTERTAINMENT -- 0.0%
$      50,000  USA Networks Inc., Sub. Deb. Cv.,
               7.000%, 07/01/03 ................................   $     51,438
                                                                   ------------
             WARRANTS -- 0.0%
             BUSINESS SERVICES -- 0.0%
      9,444  MindArrow Systems Inc.,
               expire 08/03/05+(a) .............................              0
                                                                   ------------

PRINCIPAL                                                             MARKET
 AMOUNT                                                                VALUE
 ------                                                            ------------
             U.S. GOVERNMENT OBLIGATIONS -- 5.4%
$10,201,000  U.S. Treasury Bills, 1.730% to 1.755%++,
               06/06/02 to 06/27/02 ............................   $ 10,168,804
                                                                   ------------
              TOTAL INVESTMENTS -- 100.1%
               (Cost $186,509,881) .............................    188,127,475

              OTHER ASSETS
               AND LIABILITIES (NET) -- (0.1)% ..................      (119,152)
                                                                   ------------

              NET ASSETS -- 100.0% ..............................   $188,008,323
                                                                   ============
  --------------
  (a)   Security fair valued under procedures established by the
        Board of Directors.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR   American Depositary Receipt.
  GDR   Global Depositary Receipt.
  RNC   Non-Convertible Savings Shares

                                                  % OF
                                                  MARKET              MARKET
  GEOGRAPHIC DIVERSIFICATION                      VALUE               VALUE
  --------------------------                      ------              ------
  North America ............................       59.6%           $112,096,299
  Europe ...................................       21.8%             40,984,480
  Japan ....................................       10.4%             19,599,745
  Asia/Pacific Rim .........................        4.0%              7,585,839
  Latin America ............................        2.5%              4,646,200
  South Africa .............................        1.7%              3,214,912
                                                   -----           ------------
                                                   100.0%          $188,127,475
                                                   =====           ============

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

               BOARD OF DIRECTORS

Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

                     OFFICERS

Mario J. Gabelli, CFA           James E. McKee
PRESIDENT AND CHIEF             SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                     DISTRIBUTOR
               Gabelli & Company, Inc.

    CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
         State Street Bank and Trust Company

                     LEGAL COUNSEL
      Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB442Q102SR



                                                                 [PHOTO OMITTED]
                                          PHOTO OF MARIO J. GABELLI, CFA OMITTED

THE
GABELLI
GLOBAL
GROWTH
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002